                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Factory Card Outlet Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1)(2) or Item 22(a)(2)
     of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           FACTORY CARD OUTLET CORP.
                                2727 Diehl Road
                          Naperville, Illinois 60563



To Our Stockholders:


  You are invited to attend the Annual Meeting of Stockholders of Factory Card Outlet Corp. (the "Company") to be held at the Company's offices at 2727 Diehl Road, Naperville, Illinois, on Friday, June 26, 1998 at 10:00 a.m. local time. As previously announced, the Company has changed its fiscal year-end from June to January. This Annual Meeting of Stockholders corresponds to the seven-month transition period ended January 31, 1998.

  We are pleased to enclose the notice of our annual stockholders meeting, together with a Proxy Statement, a Proxy and an envelope for returning the Proxy. Our Annual Report, including financial statements for the transition period ended January 31, 1998, is also enclosed herewith.

  Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you plan to attend the meeting, please so indicate by marking the box on the Proxy. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

  If you have any questions or need assistance in how to vote your shares, please call Investor Relations at (630) 579-2000. Your time and attention to this letter and the accompanying Proxy Statement and Proxy is appreciated.


                            Sincerely,


                            /s/ Stewart M. Kasen
                            Stewart M. Kasen
                            Chairman of the Board



May 25, 1998

                           FACTORY CARD OUTLET CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


  The Annual Meeting of Stockholders of Factory Card Outlet Corp., a Delaware corporation (the "Company"), will be held on Friday, June 26, 1998 at 10:00 a.m. local time, at the Company's offices at 2727 Diehl Road, Naperville, Illinois, for the following purposes:


  1. To elect nine directors to the Board of Directors who shall serve until the 1998 Annual Meeting of Stockholders, or until their successors are elected and qualified;

  2.   To consider and vote on the approval of the 1998 Stock Option Plan;

  3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the 1998 fiscal year; and

  4. To transact such other business that is properly brought before the meeting.

  Only holders of Common Stock of record on the books of the Company at the close of business on May 2, 1998 will be entitled to vote at the Annual Meeting.

  The foregoing items of business are more fully described in the accompanying Proxy Statement.

  YOUR VOTE IS IMPORTANT. ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you plan to attend the Annual Meeting, please so indicate by marking the box on the Proxy. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a Proxy.

                            By Order of the Board of Directors


                            /s/ Carol A. Travis
                            Carol A. Travis

                            Secretary

Naperville, Illinois
May 25, 1998

                THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
              REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           FACTORY CARD OUTLET CORP.
                                2727 Diehl Road
                          Naperville, Illinois  60563


                                PROXY STATEMENT

  Proxies in the accompanying form are being solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders on Friday, June 26, 1998, or at any adjournment thereof. The Annual Meeting will be held at the Company's Offices at 2727 Diehl Road, Naperville, Illinois, at 10:00 a.m. local time. The Proxy Statement and the form of Proxy are being mailed to stockholders commencing on or about May 25, 1998. The Company's telephone number is (630) 579-2000.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

  Any stockholder who executes and returns a Proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

RECORD DATE

  Stockholders of record at the close of business on May 2, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 7,415,831 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), were issued and outstanding.

VOTING AND SOLICITATION

  Under the Delaware General Corporation Law and the Company's Restated Certificate of Incorporation and Restated Bylaws, each stockholder will be entitled to one vote for each share of Common Stock held at the Record Date for all matters, including the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as voting against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus a broker non-vote will not affect the outcome of the voting on a proposal. Holders of Common Stock have no cumulative voting rights in the election of directors.

  The shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the directions given by the stockholders. If no instructions are given, the shares will be voted (i) FOR each of the nominees named herein as directors, or their respective substitutes as may be appointed by the Board of Directors, (ii) FOR approval of the 1998 Stock Option Plan, and (iii) FOR ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for fiscal 1998.

  The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telecopier.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

  The Company expects to hold its 1998 Annual Meeting of Stockholders in June, 1999.

  Proposals of stockholders which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than February 1, 1999, and otherwise be in compliance with the Company's Restated Certificate of Incorporation and Restated By-Laws and with applicable laws and regulations in order to be included in the proxy statement and form of proxy relating to that meeting.


          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of May 2, 1998 by (i) each person known to the Company to beneficially own 5% or more of the Common Stock, (ii) each of the Directors and the chief executive officer and other named executive officers and
(iii) all executive officers and directors of the Company as a group. The number of shares of Common Stock shown as owned below assumes the exercise of all currently exercisable options held by the applicable person or group, and the percentage shown assumes the exercise of such options and assumes that no options held by others are exercised. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person's "beneficial ownership" of the Company's Common Stock has been determined in accordance with the rules of the Securities and Exchange Commission ("SEC").

                                                        NUMBER                 PERCENTAGE
                                                      OF SHARES                OF SHARES
                                                     BENEFICIALLY             BENEFICIALLY
          NAME OF BENEFICIAL HOLDER                     OWNED                    OWNED
----------------------------------------------  ----------------------  ------------------------
Garlen Investments Limited(1).................               1,131,708                     15.2%
  c/o Jarir Investments
  Post Office Box 3196
  Riyadh 11471
      Saudi Arabia

Allstate Insurance Company(2).................                 873,356                     11.7%
  3075 Sanders Road
  Allstate Plaza
  Northbrook, IL  60062

Wellington Management Company, LLP............                 680,000                      9.1%
   75 State Street
   Boston, Massachusetts 02109

Ronald L. Chez................................                 388,300                      5.2%
   c/o Schuyler, Roche & Zwirner
   130 East Randolph Street
   Chicago, Illinois 60601

Wellington Trust Company, NA..................                 370,000                      5.0%
   75 State Street
   Boston, Massachusetts 02109

Stewart M. Kasen(3)...........................                  35,496             *
Charles R. Cumello(4).........................                 118,207                      1.6%
J. Bayard Kelly(5)............................                 123,917                      1.7%
Michael I. Barach (6).........................                  24,346             *
Robert C. Blattberg(7)........................                  23,413             *
Bart A. Brown, Jr.(7).........................                  23,413             *
Richard A. Doppelt(7).........................                  23,413             *
William E. Freeman(8).........................                 253,096                      3.4%
James L. Nouss, Jr.(7)........................                  23,413             *
Glen J. Franchi(9)............................                  59,056             *
Thomas W. Stoltz(10)..........................                   8,443             *
Matthew F. Ellis..............................                   1,445             *
Vincent G. Brown, Jr (11).....................                  10,140             *
All directors and executive officers                           794,964                     10.7%
   as a group (17 persons)(12)................

__________________
*    Less than 1%.

(1) Garlen Investments Limited is beneficially owned by Mandataria Fiduciary Limited, as trustee of a trust for the benefit of Muhammad Abdul Rahman Al-Agil, Nasser Abdul Rahman Al-Agil, Abdullah Abdul Rahman Al-Agil, Abdulkarim Abdul Rahman Al-Agil and Abdulsalam Abdul Rahman Al-Agil.

(2) Allstate Insurance Company is the beneficial owner of 873,356 shares of the Common Stock which are held by the following owners of record: Allstate Insurance Company - 560,552, Allstate Life Insurance Company - 225,498, Continental Trust Company as Trustee for the Allstate Retirement Plan - 49,878 and Continental Trust Company as Trustee for the Agents Pension Plan
     - 37,428.

(3) Includes options to purchase 25,496 shares which are exercisable within 60 days of May 2, 1998.

(4) Includes options to purchase 35,140 shares which are exercisable within 60 days of May 2, 1998.

(5) Includes options to purchase 37,394 shares which are exercisable within 60 days of May 2, 1998. All of the Common Stock and options to purchase Common Stock are held in the Revocable Living Trust for J. Bayard Kelly, of which Mr. Kelly is the beneficial owner.

(6) Includes options to purchase 3,333 shares which are exercisable within 60 days of May 2, 1998.

(7) Includes options to purchase 23,413 shares which are exercisable within 60 days of May 2, 1998.

(8) Includes options to purchase 143,893 shares which are exercisable within 60 days of May 2, 1998.

(9) Includes options to purchase 57,228 shares which are exercisable within 60 days of May 2, 1998.

(10) Includes options to purchase 7,530 shares which are exercisable within 60 days of May 2, 1998.

(11) Includes options to purchase 10,040 shares which are exercisable within 60 days of May 2, 1998.

(12) Includes options to purchase 476,862 shares which are exercisable within 60 days of May 2, 1998.

SECTION 16 REPORTING

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners during or with respect to the 12-month period ended January 31, 1998 were met.

                            1. ELECTION OF DIRECTORS

NOMINEES

  The Company's Restated By-Laws currently provide for nine directors, and it is contemplated that a Board of nine directors will be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's nine nominees named below, all of whom are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and until such person's successor has been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board. The names of the nine nominees, their ages, the respective years in which each first became a director of the Company, and their respective principal occupations during the past five years are as follows:

     NAME OF NOMINEE               AGE        POSITION WITH THE COMPANY                 DIRECTOR SINCE
     ---------------               ---        -------------------------                 --------------
     Stewart M. Kasen               58        Chairman of the Board of Directors              1996
     Charles R. Cumello             53        President, CEO and Director                     1995
     J. Bayard Kelly                66        Director                                        1989
     Michael I. Barach              40        Director                                        1994
     Dr. Robert C. Blattberg        55        Director                                        1993
     Bart A. Brown, Jr.             66        Director                                        1996
     Richard A. Doppelt             43        Director                                        1994
     William E. Freeman             56        Director                                        1989
     James L. Nouss, Jr.            44        Director                                        1996

     Mr. Kasen has been Chairman of the Board of Directors of the Company since April 1997 and became a Director in September 1996. From 1989 to May 1996, Mr. Kasen was an officer of Best Products Co., a chain of catalog showrooms, serving as its Chairman, President and Chief Executive Officer from 1991 to 1996, and its President and Chief Operating Officer from 1989 to 1991. Mr. Kasen assisted Best Products through a petition in bankruptcy under Chapter 11 which was filed in January 1991. Best Products' plan of reorganization was confirmed in June 1994, and it filed a petition for bankruptcy under Chapter 11 again on September 24, 1996. Mr. Kasen also serves as a director of Markel Corporation, O'Sullivan Industries Holdings Inc., K2 Inc., Elder-Beerman Stores Corp., and The Bibb Company. The Bibb Company filed a petition in bankruptcy under Chapter 11 in July 1996. The Bibb Company's Plan of reorganization was confirmed in September, 1996. Mr. Kasen is a member of the Executive Committee and the Compensation Committee.

     Mr. Cumello has been President and Chief Executive Officer of the Company since April 1997, and President of the Company since October 1995. He has been a Director of the Company since May 1995. From April 1995 to October 1995, Mr. Cumello was the Chief Operating Officer of the Company's operating subsidiary. Prior to joining the Company, from 1991 to 1994, Mr. Cumello was President and Chief Executive Officer of Waldenbooks, a division of Kmart Corporation; and from 1986 to 1991, he was President of Reader's Market, a division of Waldenbooks. From 1980 to 1986, Mr. Cumello served as Executive Vice President and Chief Financial Officer of Waldenbooks. Mr. Cumello is a member of the Executive Committee.

     Mr. Kelly has been a Director since 1989. Since October 1995, Mr. Kelly has served as a merchandise consultant to the Company's operating subsidiary, and is the Company's Chairman Emeritus. Mr. Kelly was the founder of the Company's operating subsidiary and its President from 1989 to 1995. Prior to that, from 1985 to 1989, Mr. Kelly was Chief Executive Officer and President of Gallant Greetings, a creator and publisher of greeting cards and a subsidiary of Viking Enterprises, Inc.

     Mr. Barach has been a Director since July 1994. Since October 1990, Mr. Barach has been a general partner of Deer III & Co. LLC, the general partner of Bessemer Venture Partners III L.P. Prior to that, from January 1988 to October 1990, he was President and co-founder of Cartoon Corner Corporation and, from January 1985 to October 1987, he was Vice President, Merchandising of Scandinavian Design. Mr. Barach is a member of the Audit Committee.

     Dr. Blattberg has been a Director since December 1993. Since September 1991, Dr. Blattberg has been a Polk Brothers Distinguished Professor of Retailing and Director of The Center for Retail Management at the J. L. Kellogg Graduate School of Northwestern University. Dr. Blattberg is also a director of First Tennessee National Bank, and is a partner in Blattberg, Chaney and Associates, a consulting firm that provides services to several leading retailers primarily in the supermarket and retail drug store industries. Dr. Blattberg is a member of the Audit Committee and the Governance Committee.

     Mr. Bart Brown has been a Director since May 1996. He is currently President and Chief Executive Officer of Main Street and Main, Incorporated. From June 1994 to October 1996, he was Chairman of the Board of Spreckels Industries, Inc., a manufacturing and processing company, serving as its Chief Executive Officer from June 1994 to May 1995. From August 1995 to April 1996, he was Chairman of the Board and Chief Executive Officer to Color Tile, Inc., a retailer of specialty flooring and wall covering. Mr. Brown led Color Tile, Inc. through a petition for bankruptcy under Chapter 11, the plan for which was filed in January 1996. From June 1990 to August 1995, he was Chairman of the Board of the Circle K Corporation, an operator of convenience stores. Serving as its Chief Executive Officer from June 1991 through July 1993, Mr. Brown successfully led The Circle K Corporation through a restructuring under Chapter 11, the plan for which was confirmed in 1993. Mr. Brown is also a director of Edison Brothers Stores, Inc. and First City Financial Corp. Mr. Brown is a member of the Executive Committee and the Audit Committee.

     Mr. Doppelt has been a Director since July 1994. Mr. Doppelt has been a member of Allstate Private Equity, a division of Allstate Insurance Company ("Allstate"), since 1987 and is currently a director of the group. Prior to joining Allstate, Mr. Doppelt was a corporate attorney associated with the law firm of Morrison & Foerster. Mr. Doppelt is a director of Sunrise Assisted Living, a company providing assisted living services to the elderly, as well as several privately held companies. Mr. Doppelt is a member of the Compensation Committee.

     Mr. Freeman is a co-founder of the Company, and has been a director of the
Company since forming the investor group that acquired it in July 1989.   Mr.
Freeman was Chairman of the Board of Directors of the Company from April 1994 to April 1997. From May 1994 to October 1995, Mr. Freeman was Chief Executive Officer of the Company's operating subsidiary, and from May 1994 to September 1996, he was Chief Executive Officer of the Company. From 1989 to 1994, Mr. Freeman was President of the Company. Since 1989, Mr. Freeman is involved in private venture capital financing and has also performed various management consulting assignments, primarily involving the marketing and distribution of consumer products. Mr. Freeman is a member of the Compensation Committee.

     Mr. Nouss became a Director in September 1996. For the past eleven years, Mr. Nouss has been a partner at the law firm of Bryan Cave LLP. Mr. Nouss is a member of the Audit Committee and the Governance Committee.

REQUIRED VOTE

     If a quorum is present at the Annual Meeting, the nine directors receiving the most votes are elected as directors for a term of one year and until their successors are elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors of the Company held nine meetings during the twelve month period ended January 31, 1998. The Board of Directors has four standing committees: Executive, Audit, Compensation and Governance. The Committees received their authority and assignments from the Board of Directors and report to the Board of Directors. Committee members are elected by the Board shortly following each annual meeting of stockholders. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served during the twelve month period ended January 31, 1998.

     Directors who presently serve on the Executive Committee are Messrs. Kasen, Cumello and Brown. The Executive Committee met five times during the twelve month period ended January 31, 1998. The Executive Committee reviews and provides recommendations concerning strategic planning, acquisitions, financing and stockholder relations.

     Directors who presently serve on the Audit Committee are Messrs. Blattberg, Barach, Brown and Nouss. The Audit Committee met three times during the twelve month period ended January 31, 1998. The Audit Committee reviews the results and scope of the annual audit of the Company's financial statements conducted by the Company's independent auditors, proposed changes in the Company's financial and accounting standards and principles and the Company's policies and procedures with respect to its internal accounting, auditing and financial controls. The Audit Committee also makes recommendations to the Board of Directors on the engagement of the Company's independent auditors as well as other matters which may come before the Committee or at the direction of the Board of Directors.

     Directors who presently serve on the Compensation Committee are Messrs. Kasen, Freeman and Doppelt. The Compensation Committee met two times during the twelve month period ended January 31, 1998. The Compensation Committee provides recommendations concerning salaries and incentive compensation for employees of, and consultants to, the Company and administers the 1989 Stock Option Plan and the 1996 Employee Stock Purchase Plan.

     Directors who presently serve on the Governance Committee are Messrs. Blattberg and Nouss. The Governance Committee was formed on January 17, 1997 and met one time during the 12-month period ended January 31, 1998. The Governance Committee provides oversight of corporate legal, ethical and social conduct and monitors corporate policies.

DIRECTOR COMPENSATION

     Pursuant to the Company's 1997 Outside Director Stock Option Plan approved by the stockholders on November 14, 1997, directors who are not officers, employees or consultants of the Company may be granted options for the purchase of the Company's common stock at an exercise price not less than 100% of the fair market value of a share of Common Stock on the date of grant. The number of shares of Common Stock reserved in the 1997 Outside Director Stock Option Plan is 250,000, subject to certain adjustments. The Company granted 160,000 options on November 14, 1997 to eligible directors which become exercisable at the rate of 8.33% per quarter through November 14, 2000. Directors who are not officers, employees or consultants of the Company are reimbursed for travel to each Board of Directors meeting at which they are present as well as their reasonable expenses in connection with the performance of their duties. These directors receive no cash compensation.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated officers of the Company and its operating subsidiary (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the twelve-month periods ending January 31, 1997 and January 31, 1998 (a 53-week period):

                                                      ANNUAL COMPENSATION
                                                      -------------------
NAME AND PRINCIPAL POSITION                     YEAR       SALARY        BONUS               COMP.          ALL OTHER
---------------------------                     ----       ------       -------              -----          ---------
                                                                                            AWARDS         COMPENSATION
                                                                                            ------         ------------
                                                                        (1)(2)            SECURITIES            (3)
                                                                        -------                                 ---
                                                                                          UNDERLYING
                                                                                         OPTION/SARS
                                                                                           (#) (2)
                                                                                           -------
Charles R. Cumello..........................      1998      $300,673          -              50,000            $74,852
President and Chief Executive Officer             1997       277,885    $28,000                   -             91,250

Glen J. Franchi.............................      1998       188,943          -               7,500              8,633
 Executive Vice President and Treasurer           1997       157,212      8,000              20,080              7,508

Leonard F. Rucker (4).......................      1998       152,885          -                   -             62,649
 Vice President, Store Operations                 1997        77,885          -              20,080             84,735

Martin J. Merksamer (5).....................      1998       178,366     25,000                   -              3,649
 Vice President, General Merchandise              1997       139,808          -              40,160                414
 Manager

Thomas W. Stoltz (6)........................      1998       151,173          -               5,000             47,195
 Vice President, Finance                          1997        69,712     10,000              30,120             51,484

Matthew F. Ellis (7)........................      1998       148,558          -               5,000              2,953
 Senior Vice President, Human Resources           1997        60,096     10,000              20,080             68,387

Vincent G. Brown, Jr........................      1998       138,770          -               5,000              3,543
 Vice President, Real Estate                      1997       123,020      4,000              20,080              1,646

(1) The amounts shown in the bonus column represent payments under the Company's Management Incentive Plan described under the caption "Compensation Committee Report."

(2) Bonuses are paid and stock options are generally granted after the end of each fiscal year based on performance during such year. Accordingly, bonus payments and option grants are reported in this table for the year to which they relate, instead of the year in which they are paid or granted.

(3) Except as otherwise noted, "All Other Compensation" consists of life insurance and payments to the executive's account pursuant to the Company's Savings Plan, when applicable. Also includes reimbursement of relocation expenses to Mr. Cumello of $56,415 and $77,128 in 1998 and 1997 respectively; Mr. Stoltz of $45,249 and $51,442 in 1998 and 1997, respectively; Mr. Rucker of $57,231 and $83,403 in 1998 and 1997, respectively; and Mr. Ellis of $68,300 in 1997.

(4) Mr. Rucker joined the Company in July, 1996, and resigned in September,
    1997.

(5) Mr. Merksamer joined the Company in May, 1996, and resigned in January,
    1998.

(6) Mr. Stoltz joined the Company in August, 1996.

(7) Mr. Ellis joined the Company in August, 1996.

                     OPTION GRANTS, EXERCISES AND HOLDINGS

     Twelve-month Period Ended January 31, 1998 Option Grants. The following table sets forth certain information regarding options granted to the Named Executive Officers during the twelve-month period ended January 31, 1998.

                     OPTION GRANTS IN CURRENT FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                            -----------------------------------------------------------
                             NUMBER OF
                            SECURITIES        PERCENTAGE OF                                 POTENTIAL REALIZABLE
                            UNDERLYING            TOTAL                                       VALUE AT ASSUMED
                              OPTIONS        OPTIONS GRANTED     EXERCISE                  ANNUAL RATES OF STOCK
                              GRANTED        TO EMPLOYEES IN      PRICE      EXPIRATION    PRICE APPRECIATION FOR
                               (#)(1)          FISCAL YEAR      ($/SHARE)       DATE            OPTION TERM
                            -----------      ---------------    ----------   ----------    -----------------------
                                                                                             5%($)(2)    10%($)(2)
                                                                                           ----------    ---------
Charles R. Cumello........       50,000                 28.0%        $6.75      8/22/07      $212,251      $537,888
Glen J. Franchi...........        7,500                  4.2%         6.75      8/22/07        31,837        80,683
Leonard F. Rucker.........            -                    -             -            -             -             -
Martin J. Merksamer.......            -                    -             -            -             -             -
Thomas W. Stoltz..........        5,000                  2.8%         6.75      8/22/07        21,225        53,788
Matthew F. Ellis..........        5,000                  2.8%         6.75      8/22/07        21,225        53,788
Vincent G. Brown..........        5,000                  2.8%         6.75      8/22/07        21,225        53,788


(1) All options are incentive stock options, expire 10 years from the date of grant and vest at the rate of 25% per year beginning one year from grant date.

(2) The potential realizable value portion of the foregoing table illustrates the gain that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of the option. The fair value of the Common Stock at the date of grant of these options was determined to be $6.75 per share. Actual gains, if any, on the stock option exercises are dependent on the future performance of the Common Stock, overall market conditions, as well as the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

     Twelve-month Period Ended January 31, 1998 Option Exercises And Holdings. The following table sets forth certain information regarding options held at January 31, 1998.

          AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

                                                            NUMBER OF SECURITIES
                              SHARES         VALUE               UNDERLYING               VALUE OF UNEXERCISED
                             ACQUIRED     REALIZED ON      UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                            ON EXERCISE     SHARES                1/31/98 (#)                 1/31/98 ($)(1)
                            -----------                           ----------                  --------------
NAME                            (#)       ACQUIRED ($)   EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                        -----------   ------------   -----------  --------------  -------------  --------------
Charles R. Cumello........       70,280       $237,546             -         120,280              -        $375,169
Glen J. Franchi...........            -              -        57,228          22,560       $219,765          78,368
Leonard F. Rucker.........        5,020         25,773             -               -              -               -
Martin J. Merksamer.......            -              -        10,040               -         49,095               -
Thomas W. Stoltz..........            -              -         7,530          27,590         36,821         113,615
Matthew F. Ellis..........        5,020         27,133             -          20,060              -          76,793
Vincent G. Brown, Jr.                 -              -        10,040          15,040         49,095          52,245

___________________

(1) Represents the difference between the per share exercise price and the closing price of the Common Stock on January 30, 1998 ($7.38).

EMPLOYEE BENEFIT PROGRAMS

     The Company believes that fostering an ownership culture encourages superior performance by the Company's management and key store employees. To that end, the Company has adopted a program to provide to officers, employees, consultants, sponsors and directors of the Company equity incentives that are designed to create such an ownership culture and to encourage these officers, employees and directors to remain with Company. The components of such program are as follows:

     1996 Employee Stock Purchase Plan. The Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the Company's stockholders on November 15, 1996. The Purchase Plan has a term of ten years and is administered by the Compensation Committee of the Board of Directors. Not more than 1,000,000 shares of Common Stock shall be made available for purchase under the Purchase Plan. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and is designed to be implemented through consecutive calendar quarter offering periods during its term. Under the Purchase Plan, any employee who is employed by the Company for at least 20 hours per week and more than five months in any calendar year, and who has worked for the Company for at least 1,000 hours as of the first day of the offering period, is eligible to participate in the Purchase Plan; however, such 1,000 hour requirement does not apply to any employee employed on the date of the Company's initial public offering in December 1996. An eligible employee may purchase shares of Common Stock from the Company through payroll deductions of up to 10% of compensation (including all base straight time, gross earnings, overtime and shift premiums, sales commissions, incentive compensation and bonuses, but excluding other compensation) at a price per share equal to 90% of the fair market value (as defined in the Purchase Plan) of the Common Stock as of the last day of any offering period. For each employee, the aggregate total of all payroll deductions accumulated under the Purchase Plan during any offering period may not exceed $5,500. Each offering period begins on the first trading day after the end of the preceding offering period and continues until the last trading day of that calendar quarter. An eligible employee may withdraw from the Purchase Plan by providing written notice of the withdrawal to the Company. Upon written notice of withdrawal, or whenever an employee ceases to meet the eligibility requirements for the Purchase Plan, the employee's credited payroll deductions and other payments that have not been used to exercise options under the Purchase Plan will be paid to the employee at the end of the offering period. An employee's withdrawal from the Purchase Plan will not affect the employee's eligibility to participate in the Purchase Plan in subsequent offering periods. The Purchase Plan may be amended or terminated by the Board of Directors, provided that approval of stockholders will be obtained to the extent that applicable law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Code) so requires.

     1989 Stock Option Plan. The Company's 1989 Stock Option Plan (the "1989 Option Plan") was adopted by the Board of Directors and approved by the Company's stockholders on July 7, 1989 and has been amended from time to time solely to reserve additional shares for future awards. At May 2, 1998, a total of 18,773 shares of Common Stock were reserved for future issuance under the 1989 Option Plan. The 1989 Option Plan is administered by the Compensation Committee. Under the 1989 Option Plan, options may be granted to employees, consultants and directors. Only employees may receive incentive stock options, which are intended to qualify for certain favorable tax treatment. The exercise price of incentive stock options under the 1989 Option Plan must equal the fair market value (as defined in the 1989 Option Plan) of the Common Stock on the date of grant. Options granted under the 1989 Option Plan generally vest on an annual basis over three or four years, and must be exercised within ten years. The 1989 Option Plan will terminate on the earlier to occur of July 6, 1999 or the date on which all shares available for issuance under the 1989 Option Plan shall have been issued pursuant to the exercise or cancellation of options thereunder.

     Incentive Savings Plan. The Company has in effect an Incentive Savings Plan (the "Savings Plan"), which is a tax-qualified defined contribution plan for employees meeting certain eligibility requirements. The Savings Plan permits employees to elect to contribute up to 13% of their compensation to the Savings Plan. The Company makes a matching contribution of one-third of the participant's before-tax contribution for each calendar year, up to the lesser of 6% of such participant's compensation for such calendar year, or the statutory maximum (adjusted annually). Participant's contributions, as well as the Company's matching contributions, to the Incentive Savings Plan vest immediately. Benefits are generally distributed after termination of employment in the form of a lump sum.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     In the twelve-month period ended January 31, 1998, the Compensation Committee of the Company was comprised of William E. Freeman and Richard A. Doppelt and, commencing in April 1997, Mr. Kasen. Mr. Freeman served as Chairman of the Board of Directors until April 1997 and as Chief Executive Officer of the Company until September 1996.

     Since 1990, the Company has, from time to time, purchased merchandise from overseas suppliers through TRIWEF Corporation/Triad Sales International ("Triad"), an import/export firm which operates overseas buying offices, in which Mr. Freeman retains a beneficial interest. Mr. Freeman was an officer and director of Triad until he resigned as an officer in 1985 and as a director in 1992. Mr. Freeman performs consulting services on occasion to Triad on matters unrelated to the Company's business. The aggregate annual merchandise purchased by the Company from or through Triad amounted to $3,548,000 (representing 6.2% of total purchases) for fiscal 1996 and $3,474,400 (representing 4.8% of total purchases) for fiscal 1997. The Board of Directors (acting without Mr. Freeman) determined that the services provided by Triad are on terms at least as favorable to the Company as those which could have been obtained from unaffiliated third parties.

EMPLOYMENT AGREEMENT

     The Company has an employment agreement with Charles R. Cumello (the "Cumello Agreement"), dated as of April 10, 1995, which provides for Mr. Cumello's employment as President and Chief Operating Officer at an annual base salary of $175,000 effective through December 31, 1995 and $280,000, effective as of January 1, 1996 (which amount was subsequently increased by the Board of Directors to $295,000). In addition, pursuant to the Company's Management Incentive Plan, Mr. Cumello is eligible for future annual cash bonuses in the range of 50% to 100% of his annual base salary based on the Company's performance. Furthermore, Mr. Cumello was awarded options to purchase 140,560 shares of Common Stock exercisable at $2.49 which vest in four equal annual installments commencing on April 10, 1996. In the event the Cumello Agreement is terminated other than for "cause" (as defined in the Cumello Agreement), Mr. Cumello is entitled to receive his then-in-effect base salary and any applicable bonus for the 12 calendar months following termination. In the event the Cumello Agreement is terminated for "cause," or if Mr. Cumello terminates the Cumello Agreement, Mr. Cumello shall be entitled to receive any unpaid salary (and, if terminated by Mr. Cumello, any unpaid bonus) accrued as of the date of such termination, together with reimbursements for certain expenses. The initial term of the Cumello Agreement was automatically renewed on March 31, 1996, and will automatically renew for successive one-year periods thereafter without further action on the part of the Company or Mr. Cumello unless notice of non-renewal is given by either of them to the other at least 30 days prior to the end of the then current term. Finally, the Cumello Agreement contains a covenant not to compete on the part of Mr. Cumello for a period of one calendar year commencing as of the termination of Mr. Cumello's employment.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Pursuant to the rules regarding disclosures of Company policies concerning executive compensation, this report is submitted by Messrs. Doppelt, Freeman and Kasen in their capacity as the Board's Compensation Committee and addresses the Company's compensation policies for the twelve month period ended January 31, 1998 as they affected Mr. Cumello, the Chief Executive Officer ("CEO"), and the Company's other executive officers, including the Named Executive Officers.

     Overview of Executive Compensation Policy. The Company's compensation philosophy is incentive oriented, particularly for executive officers. The key elements of the Company's executive compensation program consist of salary, annual bonus and stock options. The annual bonus portion of the officers' compensation is incentive based and is directly linked to corporate performance and returns to stockholders. Accordingly, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to motivate the CEO and the executive officers to achieve the goals inherent in the Company's business strategy, to link executive and stockholder interests through equity-based plans, and finally, to provide a compensation package that recognizes individual contributions, as well as overall business results.

     In determining compensation, the Compensation Committee compares the executive officers' compensation to the compensation paid to persons in comparable positions at comparably sized NASDAQ traded companies in the same industry group. In addition, the Compensation Committee receives the recommendations of the CEO for the compensation to be paid the executive officers, other than the CEO and the Chairman of the Board. This process is designed to ensure consistency throughout the executive compensation program.

     Salaries. Salaries for executive officers are determined by (i) subjectively evaluating the responsibilities of the position held and the experience and performance of the individual and (ii) comparing base salaries for comparable positions at comparable companies. Mr. Cumello's base salary for the twelve-month period ended January 31, 1998 was established by the Board of Directors.

     Annual Bonus. The Company's executive officers are eligible for an annual cash bonus under the Company's Management Incentive Plan (the "Incentive Plan"). The purpose of the Incentive Plan is to supplement through an incentive bonus the pay for executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is externally competitive and properly rewards Incentive Plan participants for their efforts in achieving certain specified performance goals.

     The Incentive Plan operates as follows: At the beginning of the seven-month transition period ended January 31, 1998, the Compensation Committee reviewed the profit plan for the short year and established a performance target based on: (i) consolidated earnings before interest and taxes; and (ii) inventory turnover for a select group of the participants. Inventory turnover was selected as an additional performance criteria because the Company believes that improvements in inventory turnover are closely related to improvements in stockholders' total return. The Compensation Committee determined the list of plan participants and the payout amount of each participant as a percentage of their base pay after discussions with the CEO and based on participants' responsibilities at the Company. For the transition period, there were 40 participants in the Management Incentive Plan. No amounts were paid to those participants who only had consolidated earnings before interest and taxes as a performance goal under the transition period Plan since the Company did not achieve this performance target. For those participants that had inventory turnover as part of their goals, the Company achieved 96% of its target performance and therefore has paid, or will pay out, an aggregate of approximately $35,000 in bonuses to such participants.

     For fiscal 1998 ending January 30, 1999, the Board of Directors approved the Management Incentive Plan after reviewing the profit plan for the year. The performance targets will once again be based on: (i) consolidated earnings before interest and taxes; and (ii) inventory turnover for a select group of the participants. The inventory turnover participant group was expanded to include the entire officer group this Plan year.

    Stock options. Stock option grants under the 1989 Stock Option Plan are designed to align the long-term interests of the Company's executives and its stockholders and assist in the retention of executives. Stock options are granted with an exercise price equal to the market price on the date of grant. The Company generally awards options at the beginning of each year and vest such options at the rate of 25% per year beginning at the one-year anniversary of the grant. This approach is designed to create stockholder value over the long-term because the full benefit of the options cannot be realized unless stock price appreciation occurs over a number of years.

    In July 1997, the Compensation Committee recommended and the Board of Directors granted incentive stock options under the 1989 Stock Option Plan to executive officers, as well as certain other employees. The grants made to each executive officer, including the CEO, were based on each executive's level in the Company and immediate prior year's performance and total cash compensation. This approach provides for awards based on current duties and responsibilities, as well as present and potential contributions to the success of the Company. Based on this approach, Mr. Cumello was granted options to purchase 50,000 shares of Common Stock.



                              Richard A. Doppelt
                              William E. Freeman
                               Stewart M. Kasen

PERFORMANCE INFORMATION

    The following graph provides a comparison on a cumulative basis of the percentage change from December 13, 1996 through January 30, 1998, in (a) the total stockholder return on the Company's Common Stock with (b) the total return on the NASDAQ Stock Market of all domestic issuers traded on the NASDAQ National Market and Small-Cap Markets ("NASDAQ Market Index") and (c) the total return of domestic issuers having the same Standard Industrial Classification("SIC") Industry Group Numbers as the Company (SIC 5947) and traded on NASDAQ's National Market or Small-Cap Markets (the "Industry Index"). The Industry Index consists of the following two companies: Party City Corporation and the Company. Such percentage change has been measured by dividing: (i) the sum of (A) the cumulative amount of dividends for the measurement period assuming dividend reinvestment, and (B) the difference between the price per share at the end and at the beginning of the measurement period by (ii) the price per share at the beginning of the measurement period. The price of each investment unit has been set at $100 on February 3, 1997 for purposes of preparing this graph.

         COMPARISON OF CUMULATIVE TOTAL RETURN SINCE DECEMBER 13, 1966 AMONG FACTORY CARD OUTLET CORP., NASDAQ COMPOSITE AND A PEER GROUP

               12/13/96         1/31/97          1/30/98
Factory Card     100              114              82
Outlet

Peer Group       100              101             138

Nasdaq           100              107             127
Composite

                       [PERFORMANCE GRAPH APPEARS HERE]

CERTAIN TRANSACTIONS

    In October 1995, the Company made a bridge loan to Charles R. Cumello, President of the Company, in the original principal amount of $175,000, bearing interest per annum at the prime rate of Bank One, to assist with relocation expenses. The full amount of the loan was paid by Mr. Cumello in August 1996.

    The Company entered into an ageement with Mr. J. Bayard Kelly dated as of July 30, 1996 pursuant to which Mr. Kelly has agreed to serve as a consultant to the Company through March 31, 1998. Pursuant to the terms of the Agreement, Mr. Kelly served the Company as a full-time consultant until March 31, 1997, during which time he received an annual salary of $200,000 and remained eligible for an annual performance bonus of up to a maximum of $50,000. From April 1997 until March 31, 1998, pursuant to this Agreement, Mr. Kelly has agreed to perform consulting services to the Company on an "as needed" basis and receives a $150,000 fee and all Company benefits for which officers are eligible (without bonus). In addition, Mr. Kelly was granted 5,000 stock options for the successful transition of his position with the Company.

    In October 1996, the Company agreed to pay the interest on a bridge loan to Thomas W. Stoltz, Vice President, Finance of the Company in the original principal amount of $100,000, to assist with relocation expenses. The full amount of loan was paid by Mr. Stoltz in December 1997.

    Reference is made to "1. ELECTION OF DIRECTORS - Compensation Committee Interlocks and Insider Participation in Compensation Decisions" for a discussion of the relationship between the Company and Triad.

             2.    PROPOSAL TO APPROVE THE 1998 STOCK OPTION PLAN

     Upon recommendation of the Compensation Committee, the Board of Directors has adopted the Factory Card Outlet Corp. 1998 Stock Option Plan (the "Plan"), subject to the approval of the Plan by the stockholders. All of the Company's executive officers have an interest in the proposal as they are eligible to participate in the Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is necessary for the approval of the Plan.

REASONS FOR SEEKING STOCKHOLDER APPROVAL

     Approval of the Plan is required under the rules of the Nasdaq Stock Market applicable to the Company. Approval of the Plan is also necessary to permit compensation expense recognized in connection with exercise of options and stock appreciation rights ("SARs") and payment of performance awards and performance vested restricted stock to qualify as "performance-based" compensation for purposes of Section 162(m) of the Internal Revenue Code ("Section 162(m)").

     Under Section 162(m), the Company cannot claim a federal income tax deduction on compensation paid to its chief executive officer or any of its four other most highly compensated executive officers in excess of $1,000,000 in any year, unless the compensation qualifies as stockholder-approved "performance-based" compensation. The "spread" (the excess of the fair market value of the option or SAR shares at the time of exercise over the option exercise price or SAR grant price) in connection with the exercise of an option (other than an incentive stock option) or SAR is eligible to be considered as performance-based compensation for purposes of Section 162(m). In addition, the Company is seeking stockholder approval of the performance goals set forth in the Plan to permit certain types of Awards (defined below), such as performance shares and performance-vested restricted stock, to qualify as performance-based compensation for purposes of Section 162(m). Awards made pursuant to the Plan will not satisfy the requirements of Section 162(m) unless the stockholders of the Company approve the Plan at the Annual Meeting.

     Finally, approval of the Plan is required to permit options granted under the Plan that are intended to be incentive stock options ("ISOs") to qualify as such for purposes of Section 422 of the Internal Revenue Code.

SUMMARY OF THE PLAN

     The principal terms and provisions of the Plan are summarized below. This summary is not a complete description of all of the terms of the Plan and is subject to and qualified in its entirety by the full text of the Plan, a copy of which is included in this Proxy Statement as Appendix A.

     Purpose. The Company believes that the Plan provides key incentives for the Company to attract new employees, retain existing employees and stimulate employees towards furthering the interests of both the Company and stockholders alike.

     Types of Awards. The Plan permits the granting of any or all of the following types of Awards to employees of the Company or any of its affiliates:
(1) stock options, including ISOs and options other than ISOs ("nonstatutory options"); (2) SARs (either in tandem with stock options or free-standing and including tandem limited rights ("LSARs") exercisable upon a change of control);
(3) restricted stock; (4) performance shares or units conditioned upon meeting performance criteria; and (5) other stock unit awards (collectively, the "Awards").

     Number of Shares. Subject to adjustment as described below, a total of 750,000 shares are reserved for grant pursuant to Awards under the Plan. If any Shares subject to any Award granted under the Plan are forfeited or such Award otherwise terminates without the issuance of such shares or of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If shares are applied to pay the exercise price upon exercise of an option pursuant to the Plan or applied to withholding of federal, state and local taxes pursuant to the Plan, the shares so applied shall be added to the foregoing limitation in determining the number of shares remaining for grants pursuant to Awards, and shall be available for grants under the Plan. Subject to anti-dilution adjustments, the number of shares for which options or SARs or a combination thereof may be granted to any one grantee in a calendar year (the "Amount Limit") cannot exceed a total of 200,000 shares; provided, however, that in any year in which the grantee is granted a reload option, the Amount Limit shall be equal to the sum of the Amount Limit plus the number of shares subject to reload options granted to the grantee in such year, but in no event more than 400,000 shares. The maximum dollar amount of compensation that may be represented by performance units (not denominated in shares) awarded to any one participant during a calendar year is 150% of the participant's annual base salary in effect on the date of the award, multiplied by the number of years (and fractions thereof) in the performance period.

     Eligibility. All employees of the Company and its affiliates (approximately 3,000 persons) are eligible to be participants.

     Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority to, among other things, select employees of the Company and its affiliates to whom Awards are granted, to determine the types of Awards and the number of shares covered and to set the terms, conditions and provisions of such Awards and to cancel or suspend Awards. The Committee is authorized to construe and interpret the Plan and any agreements entered into under the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations which may be necessary or desirable for the administration of the Plan.

     Power to Amend Plan. The Board may amend, alter or discontinue the Plan at any time without the approval of the stockholders of the Company.

     Stock Options. The exercise price per share of Common Stock purchasable under any stock option will be determined by the Committee, in its sole discretion, but cannot in any event be less than 100% of the fair market value of a share of Common Stock on the date the option is granted unless such option is granted in substitution for a prior Award under the Plan or for any outstanding award granted under any other plan of the Company or any of its affiliates. At the close of trading on May 1, 1998, the fair market value of the Common Stock was $12.18 per share. The Committee determines, in its sole discretion, the term of each stock option (subject to a maximum of 10 years), and the time or times when it may be exercised. The grant and the terms of ISOs are further restricted to the extent required for qualification as ISOs by the Internal Revenue Code. Options may be exercised by payment of the exercise price made (i) in cash or (ii) in the sole discretion of the Committee (a) in shares with a fair market value equal to the exercise price of the option, (b) by certifying to the ownership of shares with a fair market value sufficient to cover the exercise price (receiving the option "spread" in the form of Common Stock) or (c) pursuant to a "cashless exercise" through a broker-dealer. In the sole discretion of the Committee withholding tax liabilities incident to the exercise of an option or other taxable event may be satisfied by the optionee's tender of Common Stock or withholding of Common Stock.

     The Committee may, in its discretion, provide for the automatic grant of a "reload" option to a grantee who delivers previously-owned shares of Common Stock to the Company to pay the option exercise price or satisfy tax withholding requirements in connection with the option exercise. Any reload option will (i) cover a number of shares equal to the number of shares surrendered in connection with the exercise of the original option, (ii) have an exercise price equal to 100% of the fair market value of shares of Common Stock on the date the reload option is granted (which is the date the original option is exercised) and (iii) expire on the expiration date of the original option.

     Stock Appreciation Rights. An SAR may be granted free-standing or in tandem with the grant of new options or outstanding nonstatutory options. Upon exercise of an SAR, the holder thereof is entitled to receive the excess of the fair market value of the shares of Common Stock for which the right is exercised over the grant price of the SAR. The grant price (which is the lesser of 100% of the fair market value of the shares on the date of grant of the SAR or the fair market value of the shares on the date of grant of the option to which it relates) and other provisions of the SAR shall be determined by the Committee (except that the term may not exceed 10 years). Payment by the Company upon such exercise will be in cash unless the Committee determines that it is to be paid wholly or partly in Common Stock.

     A LSAR may be granted in tandem with the grant of new options or outstanding options. An LSAR will become exercisable (for a period of 90 days) upon a change of control of the Company. Upon exercise of an LSAR, the holder thereof is entitled to receive the excess of the change of control value of the shares of Common Stock covered by the related option over the grant price of the LSAR. The change of control value of Common Stock is the greater of the highest fair market value of the Common Stock within the 180 day period preceding the change in control, or the consideration paid to holders of Common Stock in connection with the change of control.

     Restricted Stock. Restricted stock may not be disposed of by the recipient until certain restrictions established by the Committee lapse; provided, however, that no restricted stock shall become free of restrictions prior to the first anniversary of the date of grant. Recipients of restricted stock are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law. The participant shall have, with respect to restricted stock, all of the rights of a stockholder, including the right to vote the shares and the right to receive any cash dividends, unless the Committee shall otherwise determine. Upon termination of employment during the restriction period, all restricted stock shall be forfeited, subject to such exceptions, if any, made by the Committee.

     Performance Awards. From time to time, the Committee may select a period during which one or more performance criteria designated by the Committee are measured for the purpose of determining the extent to which a performance award has been earned. The performance criteria which the Committee may designate are
(i) earnings (either in the aggregate or on a per share basis) before or after taxes, before or after depreciation and amortization and before or after interest expense, (ii) net income (before or after taxes), (iii) operating income, (iv) cash flow, (v) return measures (including return on assets, equity or sales), (vi) share price (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time), (vii) reductions in expense levels in each case where applicable determined either on a Company-wide basis or in respect of any one or more business units, (viii) net economic value, or (ix) economic value added.

     Performance awards may be in the form of performance shares (valued by reference to shares of stock), or performance units (valued by reference to cash or property other than stock). Performance awards may be paid in cash, stock, other property or a combination thereof. Recipients of performance awards are not required to provide consideration other than the rendering of services and any minimum consideration required by applicable law.

     Other Stock Unit Awards. Other stock unit awards can be awarded to a grantee without cost (other than the rendering of services and any minimum consideration required by applicable law) and with or without restrictions under circumstances and on terms determined by the Committee.

     Adjustments. In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, reorganization or other corporate change, the Committee shall make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Plan and in the number, class and option price or other price of shares subject to the outstanding Awards granted under the Plan as it deems to be appropriate in order to maintain the purpose of the original grant.

     Change of Control. A change of control is deemed to occur in the event of certain acquisitions of 30% or more of the outstanding Common Stock, certain mergers and other transactions which result in the Company's stockholders owning 60% or less of the surviving corporation, or certain changes in the composition of the Board of Directors. In order to maintain all of the participant's rights in the event of a change of control of the Company, the Committee may, in its sole discretion, as to any Award, either at the time an Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of any such Award with or without the participant's consent for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the participant's rights had such Award been currently exercisable or payable or exercisable or payable during a stipulated period prior to the change of control; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such change in control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such change in control. The Committee may, in its discretion, include such further provisions and limitations respecting a change in control in any Award Agreement as it may deem equitable and in the best interests of the Company.

     Other. The Plan will terminate on May 1, 2008, ten years from the date of its adoption by the Board of Directors. Awards may not be assigned or transferred other than by will or intestate succession, except that a participant may, by written instrument in a manner specified by the Committee,
(i) designate in writing a beneficiary or (ii) transfer a nonstatutory stock option for no consideration to an immediate family member or family trust or partnership.

     TAX ASPECTS OF THE PLAN. The following are the federal tax consequences generally arising under present law with respect to Awards granted under the Plan. The grant of an option or SAR will create no tax consequences for a grantee or the Company. In general, the grantee will have no taxable income upon exercising an ISO if the applicable ISO holding period is satisfied (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising a nonstatutory option or a SAR, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of shares of Common Stock on the date of the exercise; the Company will be entitled to a deduction for the same amount, subject to the possible applicability of the $1,000,000 compensation deductibility limit of Section 162(m). Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired by exercise of an option except that the Company may be entitled to a deduction in the case of a disposition of shares acquired by exercise of an ISO before the applicable ISO holding periods have been satisfied.

     With respect to other Awards granted under the Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount, subject to possible limitation under Section 162(m). With respect to Awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier, and the Company will be entitled to a deduction for the same amount, subject to possible limitation under Section 162(m).

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

     The Board of Directors believes that the adoption of the Plan will promote the interests of the Company and the stockholders and help the Company to attract, motivate and retain employees. Accordingly, the Board of Directors has approved the adoption of the Plan and recommends that stockholders vote "FOR" the proposal to adopt the Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.


                           3.  INDEPENDENT AUDITORS

     It is proposed that the stockholders ratify the selection of KPMG Peat Marwick LLP as the independent public auditors for the Company for the 1998 fiscal year. The Audit Committee and the Board of Directors have approved selection of KPMG Peat Marwick LLP as the Company's independent auditors. In the event such selection is not ratified, the Board of Directors will reconsider its selection.

     KPMG Peat Marwick LLP has audited the Company's financial statements since 1989. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

     The proposal to ratify KPMG Peat Marwick LLP as the Company's independent auditors for fiscal 1998 requires the affirmative votes of a majority of the shares of Common Stock represented in person or by proxy at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP BY VOTING "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1998.

                               4.  OTHER MATTERS

NOTICE REQUIREMENTS

     Any stockholder who desires to have a proposal included in the Company's proxy soliciting material relating to the Company's 1998 annual meeting of stockholders (in accordance with Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934, as amended) should send to the Secretary of the Company at the Company headquarters a signed notice of intent to submit the proposal at the meeting. The notice, including the text of the proposal, must be received at such offices no later than February 1, 1999 in order for the proposal to be considered for inclusion in such proxy soliciting material.

     The Company's Restated By-laws require that there be furnished to the Company written notice with respect to the nomination of a person for election as a director (other than a person nominated at the direction of the Board), as well as the submission of a proposal (other than a proposal submitted at the direction of the Board), at a meeting of stockholders. In order for the nomination or submission to be proper, the notice must contain certain information concerning the nominating or proposing stockholder, and the nominee or proposal, as the case may be. For a nomination or a proposal, the notice must be furnished generally not less than 90 days nor more than 120 days before the one year anniversary of the last annual meeting of stockholders. A copy of the applicable By-law provisions may be obtained without charge upon written request to the Secretary of the Company.


OTHER INFORMATION

     The Board of Directors of the Company is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the Annual Meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE TRANSITION PERIOD ENDED JANUARY 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY SENDING A WRITTEN REQUEST FOR SUCH REPORT TO:

                    FACTORY CARD OUTLET CORP.
                    2727 DIEHL ROAD
                    NAPERVILLE, ILLINOIS  60563

                              By Order of the Board of Directors

                              /s/ Carol A. Travis
                              Carol A. Travis
                              Secretary

May 25, 1998
Naperville, Illinois

                                                                      APPENDIX A


                           FACTORY CARD OUTLET CORP.
                            1998 STOCK OPTION PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
Section 1.  Purpose..........................................................  1

Section 2.  Definitions......................................................  1

Section 3.  Administration...................................................  4

Section 4.  Shares Subject to the Plan.......................................  5

Section 5.  Eligibility......................................................  6

Section 6.  Stock Options....................................................  6

Section 7.  Stock Appreciation Rights........................................ 10

Section 8.  Restricted Stock................................................. 12

Section 9.  Performance Awards............................................... 12

Section 10.  Other Stock Unit Awards......................................... 13

Section 11.  Termination of Employment....................................... 13

Section 12.  Transferability of Awards....................................... 15

Section 13.  Change in Control............................................... 15

Section 14.  Amendments and Termination...................................... 17

Section 15.  General Provisions.............................................. 17

Section 16.  Term of Plan.................................................... 19

THE PLAN. Factory Card Outlet Corp. (the "Company") hereby establishes the Factory Card Outlet Corp. 1998 Stock Option Plan (the "Plan") as set forth in this document, as it may be amended from time to time. The Plan is effective as of the Effective Date.

1. PURPOSE. The purposes of the Plan are to encourage employees of the Company and its Affiliates to acquire a proprietary and vested interest in the growth and performance of the Company and to increase their incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of shareowners, and enhancing the ability of the Company and its Affiliates to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" shall mean (i) any Person that directly, or through one or
         ---------
more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

        "Alternative Tandem SAR" shall mean a SAR issued in connection with a
         ----------------------
related Option and (i) which is exercisable only within such time and to the extent that the related Option is exercisable, (ii) under which exercise of the SAR or applicable portion thereof will terminate the related Option or applicable portion thereof, and (iii) which will terminate upon and to the extent of exercise or termination of the related Option, except that an Alternative Tandem SAR granted with respect to less than the full number of Shares covered by the related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Alternative Tandem SAR.

        "Award" shall mean any Option, SAR, Restricted Stock Award, Performance
         -----
Share, Performance Unit, Other Stock Unit Award, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.

        "Award Agreement" shall mean the written agreement, contract, or other
         ---------------
instrument or document by which every Award shall be evidenced.

        "Board" shall mean the Board of Directors of the Company.
         -----

        "Code" shall mean the Internal Revenue Code of 1986, as amended from
         ----
time to time.

        "Committee" shall mean the Compensation Committee of the Board.
         ---------

        "Company" shall mean Factory Card Outlet Corp.
         -------

        "Cumulative Tandem SAR" shall mean a SAR issued in connection with a
         ---------------------
related Option and (i) which is exercisable only within such time and to the extent that the related Option is exercisable, (ii) which is exercised automatically upon and to the extent of exercise of the related Option, and
(iii) which provides payment in addition to the Shares delivered upon exercise of the related Option.

        "Effective Date" means May 1, 1998, the date this Plan is adopted by the
         --------------
Board; provided, however, that if the Plan is not approved by a majority of the stockholders present and voting at an annual meeting of the stockholders of the Company on or before December 31, 1998, this Plan shall not be effective and this Plan and any Award theretofore made under this Plan shall be null, void and of no effect.

        "Employee" shall mean any employee of the Company or of any Affiliate.
         --------

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as
         ------------
amended.

        "Fair Market Value" shall mean, with respect to a Share, (i) the closing
         -----------------
price of the Shares on the NASDAQ Stock Market's National Market, or any other national stock exchange on which the Shares are then traded, or if no such reported sale of Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale; or (ii) if the Shares are not listed for trading on a national securities exchange or authorized for quotation on the NASDAQ Stock Market's National Market, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System or, if no such prices shall have been reported for such date, on the next preceding date for which such prices were so reported.

        "Freestanding SAR shall mean a SAR other than a Cumulative Tandem SAR or
         ----------------
an Alternative Tandem SAR.

        "Incentive Stock Option" shall mean an Option granted pursuant to
         ----------------------
Section 6(h) hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        "Limited Right" shall mean an Alternative Tandem SAR which is
         -------------
exercisable only for a limited period after a Change in Control as provided in
Section 7(f).

        "Mature Shares" shall mean Shares to which the holder thereof has good
         -------------
title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

        "Nonstatutory Stock Option" shall mean an Option granted to a
         -------------------------
Participant pursuant to Section 6 hereof that is not intended to be an Incentive Stock Option.

        "Option" shall mean any right granted to a Participant under the Plan
         ------
allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

        "Optionee" shall mean any Participant to whom an Option has been granted
         --------
under the Plan.

        "Option Price" shall mean the per share purchase price of Shares subject
         ------------
to an Option.

        "Other Stock Unit Award" shall mean any right granted to a Participant
         ----------------------
by the Committee pursuant to Section 10 hereof.

        "Participant" shall mean an Employee who is selected by the Committee to
         -----------
receive an Award under the Plan.

        "Performance Award" shall mean any Award of Performance Shares or
         -----------------
Performance Units pursuant to Section 9 hereof.

        "Performance Period" shall mean that period established by the Committee
         ------------------
at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

        "Performance Share" shall mean any grant pursuant to Section 9 hereof of
         -----------------
a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        "Performance Unit" shall mean any grant pursuant to Section 9 hereof of
         ----------------
a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        "Permitted Transferee" shall mean any member of the Immediate Family of
         --------------------
the Participant, any trust of which all of the primary beneficiaries are the Participant or members of the Immediate Family of a Participant, or any partnership of which all of the partners are the Participant or members of the Immediate Family of the Participant. For purposes of this definition, the "Immediate Family" of the Participant consists of the Participant's spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews.

        "Person" shall mean any individual, corporation, partnership,
         ------
association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

        "Reload Option" shall mean an Option granted pursuant to Section 6(k)
         -------------
hereof.

        "Restricted Stock" shall mean any Share issued with the restriction that
         ----------------
the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

        "Restricted Stock Award" shall mean an Award of Restricted Stock
         ----------------------
pursuant to Section 8 hereof.

        "SAR" shall mean any right granted to a Participant pursuant to Section
         ---
7 hereof to receive, upon exercise by the Participant, an amount equal to the number of Shares with respect to which the right is granted multiplied by the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise, over (ii) the grant price of the right as specified by the Committee.

        "Shares" shall mean shares of the common stock of the Company.
         ------

        "Tandem SAR" shall mean an Alternative Tandem SAR or a Cumulative Tandem
         ----------
SAR.

3.   ADMINISTRATION.

        General.  The Plan shall be administered by the Committee.  A majority
        -------
of the members of the Committee may determine its actions and fix the time and place of its meetings. The Committee may appoint agents (who may be employees of the Company) to assist in the administration of the Plan, and may authorize such persons to execute agreements or other documents on its behalf. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.

        Power and Authority of Committee.  The Committee shall have full power
        --------------------------------
and authority, in its sole discretion subject to the provisions of the Plan, to:

        ( i)    determine the Employees of the Company and its Affiliates to whom Awards may from time to time be granted hereunder;

        (ii) determine the type or types of Award to be granted to each Participant hereunder;

        (iii) determine the number of Shares or other amount to be covered by each Award granted hereunder, subject to the limitations of Section 4.

        (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder;

        (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended;

        (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;

        (vii) determine the existence or nonexistence of any fact or status relevant to Awards or the rights of Participants thereunder, including without limitation whether a Termination of Employment occurs by reason of cause, retirement, death or disability;

        (viii) construe and interpret the Plan, any Award Agreement, and any other instrument or agreement entered into under the Plan;

        (ix) adjust performance award criteria or the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles;

        (x) make such other determinations and waive such requirements as may be required or permitted by Sections 6, 7, 8, 9, 10 and 11 or other provisions of the Plan;

        (xi) administer the Plan and establish such rules and regulations, approve and prescribe such forms, and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

        (xii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect;

        (xiii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

     In making such determinations, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its Affiliates and such other factors which the Committee may deem relevant in accomplishing the purposes of the Plan. The Committee's determinations under the Plan need not be uniform. The Committee may make such determinations selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Company, any Participant, any stockholder, and any employee of the Company or of any Affiliate.

4.   SHARES SUBJECT TO THE PLAN.

        Aggregate Limit.  Subject to adjustment as provided in Section 15(h) a
        ---------------
total of 750,000 Shares are reserved for grant pursuant to Awards under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Shares shall be charged against the foregoing limit upon the grant of each Award (other than a Performance Unit or Other Stock Unit not denominated in Shares) but if such Shares are thereafter forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares so forfeited or related to the terminated portion of such Award shall be restored to the foregoing limit and shall again be available for Awards under the Plan. If Shares are applied to pay the Option Price upon exercise of an Option or to pay federal, state and local taxes upon exercise of an Option or other receipt of payment under an Award, the Shares so applied shall be added to the foregoing limit and shall be available for Awards under the Plan.

    (b) Individual Annual Limits.  Awards to any one individual in any one
        ------------------------
calendar year shall be subject to the following limits:

        (i) Options. The maximum number of Shares with respect to which Options may be granted during a calendar year to any Participant is 200,000 Shares; provided, however, that if Reload Options are granted, the limitation of this subsection shall be equal to the sum of 200,000 Shares plus the number of Shares subject to Reload Options granted to the Participant in such year, but in no event more than 400,000 Shares;

        (ii)   SARs.  The maximum number of SARs (other than Alternative Tandem
     SARs) that may be granted during a calendar year to any Participant is 200,000;

        (iii) Aggregate Options and SARs. The sum of the number of Shares with respect to which Options may be granted and the number of SARs (other than Alternative Tandem SARs) that may be granted in total during a calendar year to any Participant is 200,000; provided, however, that if Reload Options are granted and if Cumulative Tandem SARs are granted with respect to the Reload Options, the limitation of this subsection shall be equal to the sum of 200,000 plus the number of Cumulative Tandem SARs granted with respect to Reload Options to the Participant in such year, but in no event more than 400,000;

        (iv) Other Share-Denominated Awards. The maximum number of Shares with respect to which Restricted Stock, Performance Shares, and Other Stock Units denominated in Shares in total may be granted during a calendar year to any Participant is 100,000 Shares;

        (v) Dollar-Denominated Awards. The maximum dollar amount of compensation that may be represented by Performance Units and Other Stock Units not denominated in Shares awarded during calendar year to any Participant is 150% of the Participant's annual base salary in effect on the date of the award multiplied by the number of years (and fractions thereof) in the Performance Period for Performance Units; and

        (vi) Alternative Tandem SARs. Alternative Tandem SARs shall be subject to the limit on the Shares covered by the Options to which the Alternative Tandem SARs relate.

5. ELIGIBILITY. The Committee may grant Awards to any Employee (excluding any member of the Committee). An Employee may be granted more than one Award, but only on the terms and subject to the restrictions hereinafter set forth.

6.      STOCK OPTIONS.

        Issuance.  The Committee may grant Options hereunder to Participants
        --------
either alone or in addition to other Awards granted under the Plan.

        Award Agreements.  Any Option granted to a Participant under the Plan
        ----------------
shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The Committee may require that any Participant shall, as consideration for the grant of the Option, agree in writing to remain in the employ of the Company or of one of Affiliates, at the pleasure of the Company or of such Affiliate, for at least one (1) year from the date of the granting of such Option or until earlier termination of the Participant's employment effected or approved by the Company or by such Affiliate, in which event if the Participant violates such agreement, any Options still held by such person at the time of such violation shall automatically terminate. The Committee may waive this requirement in the case of any Participant. Any Option shall also be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

        Date of Granting of Options.  The date of grant of a Reload Option shall
        ---------------------------
be determined in accordance with Section 6(k)(v). The date of grant of all other Options shall be the date designated by the Committee as the date of grant, provided that in no event shall the date of grant be earlier than the date on which the Committee approves the grant.

        Option Price.  The Option Price per Share shall be determined by the
        ------------
Committee in its sole discretion; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the Option. The proceeds received by the Company from the sale of Shares subject to an Option shall be added to the general funds of the Company and used for its corporate purposes.

        Option Period.  The term of each Option shall be fixed by the Committee
        -------------
in its sole discretion and set forth in the Award Agreement, provided that the Option and any related SAR shall not be exercisable after the expiration of ten years from the date the Option was granted.

        Exercisability.  Options shall be exercisable either in full or in
        --------------
installments at such time or times as determined by the Committee at or subsequent to grant, and set forth in the Award Agreement; provided that the Committee may in its sole discretion subsequent to grant waive any restriction on the exercise of an Option.

        Method of Exercise.   An Option shall be exercised by the delivery to
        ------------------
the Company (or an agent of the Company) during the period in which such Option is exercisable of (x) written notice of exercise in a form acceptable to the Committee for a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares. Payment for the Shares with respect to which an Option is exercised may be made by any one or more of the following means:

        (i)   cash, negotiable personal check or electronic funds transfer;

        (ii) the Committee in its sole discretion may permit payment through tender of Mature Shares, valued at their Fair Market Value on the date of exercise; provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to such method of payment;

        (iii) the Committee in its sole discretion may permit payment by submitting acceptable certification to the Committee of the ownership of Mature Shares, valued at their Fair Market Value on the date of exercise; in which event the Shares issued to the Optionee for the portion of any Option so exercised by shall not exceed the number of Shares covered by the such portion of the Option less the number of Shares for which proof of ownership is submitted in full or partial payment; or

        (iv) the Committee in its sole discretion may permit payment through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Committee, the amount of federal, state, local or foreign withholding taxes payable by Optionee by reason of such exercise.

        Incentive Stock Options.  At the time of the grant of any Option, the
        -----------------------
Committee may designate in the Award Agreement that such Option shall be an Incentive Stock Option, which shall be subject to the following terms and conditions.

          Option Term. The term of an Incentive Stock Option shall not exceed ten (10) years (five (5) years in the case of a 10% Owner) from the grant date, and shall be subject to earlier termination as provided in the Plan or in the applicable Award Agreement.

          Option Price. The Option Price of an Incentive Stock Option shall (1) not be less than 100% of the Fair Market Value on the grant date of the Shares subject to the Option, or (2) in the case of a 10% Owner, not be less than 110% of the Fair Market Value on the Grant Date of the Shares subject to the Options.

          $100,000 Limit. The aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. To the extent the $100,000 Limit is exceeded, such Option shall be deemed to be a Nonstatutory Stock Option.

          Grant Date. Each Incentive Stock Option shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company.

          Disqualifying Disposition. Each Incentive Stock Option shall require the holder of Shares issued upon exercise of such Incentive Stock Options to notify the Committee of any disposition of such Shares under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

          Nontransferrability. Notwithstanding Section 12, a Participant may not transfer an Incentive Stock Option otherwise than upon death by will or under the applicable laws of descent and distribution or by designation of a beneficiary pursuant to Section 12(a); and during the lifetime of the Participant only the Participant may exercise an Incentive Stock Option.

          Other Requirements. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

          Other Terms and Conditions. Except as otherwise provided in this subsection, all the provisions of the Plan shall apply to Incentive Stock Options.

        Form of Settlement.  In its sole discretion, the Committee may provide,
        ------------------
at the time of grant, that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

        Discretionary Share Withholding.  The Committee in its sole discretion
        -------------------------------
may provide that when taxes are to be withheld in connection with the exercise of an Option by delivering Shares in payment of the exercise price, or an exercise of an SAR for stock, or upon the lapse of restrictions on Restricted Stock received upon the exercise of an Option (the date on which such exercise occurs or such restrictions lapse hereinafter referred to as the "Tax Date"), the Optionee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare ("FICA") taxes, up to the Optionee's marginal tax rate, by one or both of the following methods:

        (i) delivering part or all of the payment in previously-owned Mature Shares (which shall be valued at their Fair Market Value on the Tax Date);

        (ii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option, upon exercise of an SAR for stock, or upon the lapse of restrictions on Restricted Stock, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld.

The Committee in its sole discretion may provide that the amount of tax withholding to be satisfied by withholding Shares from the Option exercise shall be the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law, or shall be the entire amount of taxes, including FICA taxes, required to be paid by Optionee under federal, state and local law. An election by Optionee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, cash must be delivered to satisfy all tax withholding requirements.

        Reload Options.  In connection with Nonstatutory Stock Options,
        --------------
including newly-granted Options or outstanding Options granted under the Plan, the Committee may provide that an Optionee has the right to a Reload Option, which except as otherwise provided by the Committee shall be subject to the following terms and conditions:

        (i) Grant of the Reload Option; Number of Shares, Price. Subject to paragraphs (ii) and (iii) of this subsection and to the availability of Shares to be optioned under the Plan, if a Participant has an Option (the "Original Option") with reload rights and pays the Option Price by surrendering Shares or certifying to the ownership of Shares, or if Shares are withheld or surrendered for tax withholding, the Participant shall receive a Reload Option for the number of Shares so surrendered, certified or withheld with an Option Price equal to the Fair Market Value of a Share on the date of the exercise of the Original Option.

        (ii) Minimum Purchase and Other Requirements. A Reload Option will be granted only if the exercise of the Original Option is an exercise of at least 25% of the total number of Shares granted under the original option (or an exercise of all the Shares remaining under the original option if less than 25% of the Shares remain to be exercised), and the Participant is an employee of the Company or an Affiliate on the date of exercise of the Original Option.

        (iii) Term of Option. The Reload Option shall expire on the same date as the Original Option.

        (iv) Type of Option. The Reload Option shall be a Nonstatutory Stock Option.

        (v) Date of Grant, Vesting. The date of grant of the Reload Option shall be the date of the exercise of the Original Option. The Reload Option shall be exercisable in full beginning one year from date of grant.

        (vi) Other Terms and Conditions. Except as otherwise provided in this subsection, all the provisions of the Plan shall apply to Reload Options.

7.   STOCK APPRECIATION RIGHTS.

        Issuance.  The Committee may grant SARs hereunder to Participants either
        --------
alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be Tandem SARs relating to a specific Option granted under Section 6. Any Tandem SAR related to a Nonstatutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Tandem SAR related to an Incentive Stock Option must be granted at the same time such Option is granted. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

        Award Agreements.  Any SAR granted to a Participant under the Plan shall
        ----------------
be evidenced by an Award Agreement in such form and the Committee may approve (and which in the case of a Tandem SAR may be combined with the Award Agreement under which the related Option is granted) and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

        Grant Price.  The grant price of a SAR shall be determined by the
        -----------
Committee in its sole discretion; provided that the grant price shall not be less than the lesser of 100% of the Fair Market Value of a Share on the date of the grant of the SAR, or the Option Price under the Nonstatutory Stock Option to which the SAR relates.

        Exercise and Payment.  Upon the exercise of SARs, an Optionee shall be
        --------------------
entitled to receive the value thereof. The Fair Market Value of a Share on the date of exercise of SARs shall be determined in the same manner as the Fair Market Value of a Share on the date of grant of an Option is determined. SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. Unless the Award Agreement provides otherwise or reserves to the Committee or the Participant or both the right to defer payment, the Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised.
Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

        Tandem SARs.  Each Award Agreement evidencing Tandem SARs shall clearly
        -----------
identify the Options to which it relates and the Tandem SAR shall be subject to the following terms and conditions unless the Committee determines otherwise:

        (i) A Tandem SAR shall expire no later than the expiration of the related Option.

        (ii) A Tandem SAR shall be transferable only to the extent that the related Option is transferable pursuant to Section 12.

         (iii) A Tandem SAR shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and may be subject to further limitations on exercise as determined by the Committee.

         Grant Of Limited Rights
         -----------------------

         (i) The Committee in its sole discretion may grant Limited Rights upon or after the grant of any Option under the Plan. Each Limited Right shall be identified with a share of Stock subject to an Option of the Optionee. The number of Limited Rights granted to a Optionee shall equal the number of Shares subject to the Option with which such Limited Rights are identified. Upon the exercise, expiration, termination, forfeiture, or cancellation of an Optionee's Option, the Optionee's associated Limited Rights shall terminate.

         (ii) Limited Rights shall become exercisable upon the occurrence of a Change of Control. Limited Rights shall be exercised by delivery to the Company, within 90 days after the date of such Change of Control, of written notice of intent to exercise specific Limited Rights. The exercise of Limited Rights shall result in the cancellation of the Option with which such Limited Rights are identified, to the extent of such exercise.

         (iii) The Company shall notify all Optionees of the occurrence of a Change of Control promptly after its occurrence, but any failure of the Company so to notify shall not deprive any Optionee of any rights accruing hereunder by virtue of a Change of Control. Any such failure of the Company shall, if an Optionee does not otherwise know of the Change of Control, automatically extend the 90-day period specified above until 90 days after the Company notifies such Optionee or such Optionee otherwise knows of the Change of Control, whichever first occurs, but in no event beyond the maximum term of the identified Option specified in the applicable Award Agreement.

         (iv) Within five business days after the exercise of any Limited Rights, the Company shall pay to the Optionee, in cash (except that the Committee may cause the Company to pay such amount in Shares if it determines that a payment in cash would cause transaction to be ineligible for pooling of interests accounting), an amount equal to the difference between (A) the Change of Control Value, and (B) the Option Price of the Option.

         (v) "Change of Control Value" shall mean the greater of (A) the highest Fair Market Value of a Share during the 180-day period preceding the date of the Company's receipt of notice of exercise of Limited Rights, or (B) the cash amount (or fair cash value, as determined by the Committee in its sole discretion, of consideration other than cash), payable in respect of a Share to holders of Shares in connection with the Change of Control.

     (g) Other Limitations.  The Committee may at any time impose any other
         -----------------
limitations upon the exercise of SARs which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder, or in order to obtain any exemption therefrom.

8.   RESTRICTED STOCK.

        Issuance.  The Committee may issue Restricted Stock Awards hereunder to
        --------
Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The granting of Restricted Stock shall take place on the date the Committee determines to grant the Restricted Stock.

        Registration.  Any Restricted Stock issued hereunder may be evidenced in
        ------------
such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, and shall be held in escrow by the Company. The Participant shall execute a stock power or powers assigning the Shares of Restricted Stock back to the Company, which stock powers shall be held in escrow by the Company and used only in the event of the forfeiture of any of the Shares of Restricted Stock.

        Forfeiture.  Except as otherwise determined by the Committee, no
        ----------
Restricted Stock shall become free of restrictions prior to the date of the first anniversary of the grant of the Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the Optionee promptly upon lapse of the period of forfeiture, as determined or modified by the Committee.

        Share Withholding.  The Committee in its sole discretion may provide
        -----------------
that a Participant who recognizes income under the federal income tax by reason of the lapsing of restrictions on Shares of Restricted Stock may elect Share withholding pursuant to Section 6(j).

9.   PERFORMANCE AWARDS.

        Issuance.  The Committee may issue Performance Awards hereunder to
        --------
Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. Except as provided in Section 13, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

        Performance Measures.  Unless and until the Committee proposes for
        --------------------
stockholder vote and stockholders approve a change in the general performance measures set forth in this Section, the attainment of which shall determine the degree of payout and/or vesting with respect to Awards, the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following:

          Earnings either in the aggregate or on a per-share basis, before or after taxes, before or after depreciation and amortization, and before or after interest expense;

          Net income (before or after taxes);

        Operating income;

        Cash flow;

        Return measures (including return on assets, equity, or sales);

          Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

          Reductions in expense levels in each case where applicable determined either in a Company-wide basis or in respect of any one or more business units;

          Net economic value; or

          Economic value added

     The degree of attainment of the preestablished performance goals required for an Award and the amounts of Awards may not be adjusted after the Award is granted, except that the Committee may retain the discretion to decrease the amount of an Award.

10.  OTHER STOCK UNIT AWARDS.

        Stock and Administration.  The Committee may grant other Awards of
        ------------------------
Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Stock Unit Awards") hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees of the Company and its Affiliates to whom and the time or times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards, which may include, without limitation, attainment of goals based upon the performance measures set forth in Section 9(b). The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

        Terms and Conditions.  Subject to the provisions of this Plan and any
        --------------------
applicable Award Agreement, Shares subject to Awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. Shares granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

11. TERMINATION OF EMPLOYMENT. Except as otherwise provided in this Section, all Awards not vested shall terminate upon a Participant's Termination of Employment. For purposes of this Section, a Participant's Termination of Employment occurs on the last day on which the Participant performs services for the Company or an Affiliate as an employee; or if earlier on the date on which an Affiliate which employs the Participant ceases to be an Affiliate (unless the Participant continues to be employed by the Company or an Affiliate which continues to be an Affiliate).

     (a)  Options and SARs.
          ----------------

            (i) Except as otherwise provided in this Section, upon a Participant's Termination of Employment, all Options and SARs not vested and exercisable immediately before such Termination of Employment shall terminate and no Option or SAR may be exercised after such Termination of Employment.

            (ii) If Termination of Employment occurs for a reason other than retirement, death, disability or cause, Options and SARS which were vested and exercisable immediately before such Termination of Employment shall remain exercisable for a period of 90 days following such Termination of Employment (but not for more than ten years from the grant date of the Option) and shall then terminate.

          (iii) If Termination of Employment occurs by reason of retirement, death or disability, Options and SARS which were vested and exercisable immediately before such Termination of Employment shall remain exercisable for a period of one year following such Termination of Employment (but not for more than ten years from the grant date of the Option) and shall then terminate.

          (b)     Restricted Stock. Except as otherwise provided in this
                  ----------------
     Section, upon a Participant's Termination of Employment, all Shares of Restricted Stock still subject to restrictions shall be forfeited by the Participant (and the Participant shall sign any document and take any other action required to assign such Shares back to the Company) and reacquired by the Company.

          (c)     Performance Awards:
                  ------------------

           (i) If Termination of Employment occurs during a Performance Period for a reason other than retirement, disability or death, all Performance Awards shall be forfeited upon such Termination of Employment.

           (ii) If Termination of Employment occurs during a Performance Period by reason of retirement, disability or death, the Participant shall be entitled to payment at or after conclusion of the Performance Period in accordance with the terms of the Award of that portion of the Performance Award equal to the amount that would be payable if the Participant continued in employment for the remainder of the Performance Period multiplied by a fraction, the numerator of which is the number of days in the Performance Period preceding such Termination of Employment and the denominator of which is the total number of days in the Performance Period.

          (d)     Waiver by Committee.  Notwithstanding the foregoing provisions
                  -------------------
     of this Section, the Committee may in its sole discretion as to all or part of any Award as to any Participant, at the time the Award is granted or thereafter, determine that Awards shall become exercisable or vested upon a Termination of Employment, determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Employment, extend the period for exercise of Options or SARs following Termination of Employment (but not beyond ten years from the date of grant of the Option or SAR), or provide that any Performance Award shall in whole or in part not be forfeited upon such Termination of Employment.

12.      TRANSFERABILITY OF AWARDS

     (a) No Award shall be transferable by the Participant otherwise than upon death by will or under the applicable laws of descent and distribution; except that a Participant may, by written instrument in a manner specified by the Committee in the Award Agreement or thereafter, designate in writing a beneficiary to exercise an Option or otherwise receive payment under any Award after the death of the Participant. The Committee in its sole discretion may authorize the transfer of a Nonstatutory Stock Option for no consideration to a Permitted Transferee. If an Option is transferred under this Section, any Tandem SAR related to such Option shall be automatically transferred together with such Option.

     (b) Following the transfer of an Option to a Permitted Transferee, the Permitted Transferee shall have all of the rights and obligations of the Participant to whom the Option was granted and such Participant shall not retain any rights with respect to the transferred Option, except that (i) the payment of any tax attributable to the exercise of the Option shall remain the obligation of the Participant, and (ii) the period during which the Option shall become exercisable or remain exercisable under Section 11 shall depend on the employment status of the original Optionee.

     (c) If for any reason an Option or SAR is exercised by a person other than the original Participant, or payment or distribution under any other Award is to be made to a person other than the original Participant, the person exercising or receiving payment or distribution under such Award shall, as a condition to such exercise or receipt, supply the Committee with such evidence as the Committee may reasonably require to establish the identity of such person and such person's right to exercise or receive payment or distribution under such Award.

     (d) No Award shall be assigned, negotiated or pledged in any way (whether by operation of law or otherwise) except as permitted by Section 12(a), and no Award shall be subject to execution, attachment or similar process.

13.     CHANGE IN CONTROL.

         In order to maintain the Participants' rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award, either at the time an Award is made hereunder or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of any such Award with or without the Participant's consent for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or exercisable or payable during a stipulated period prior to the Change of Control; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations respecting a Change in Control in any Award Agreement as it may deem equitable and in the best interests of the Company.

          A      "Change in Control" shall be deemed to have occurred if:

          (i) for any reason at any time less than seventy-five percent (75%) of the members of the Board shall be individuals who fall into any of the following categories: (A) individuals who were members of the Board on the Effective Date; or (B) individuals whose election, or nomination for election by the Company's stockholders (other than an election or nomination of an individual (an "Excluded Individual") whose initial assumption of office ins in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such term is used in Rule 14a-11 under the Exchange Act), a "tender officer" (as such term is used in Section 14(d) of the Exchange Act) or a proposed transaction described in (iii) below) was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of the Board on the Effective Date; or (C) individuals (other than Excluded Individuals) whose election, or nomination for election, by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (A) or (B) above; or

          (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) or "group" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) shall have become after the Effective Date, according to a public announcement or filing, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of the Company's then outstanding voting securities; or

          (iii) the stockholders of the Company shall have approved a merger, consolidation or dissolution of the Company, or a sale, lease, exchange or disposition of all or substantially all of the Company's assets, if persons who were the beneficial owners of the combined voting power of the Company's voting securities immediately before any such merger, consolidation, dissolution, sale, lease, exchange or disposition do not immediately thereafter beneficially own, directly or indirectly, in substantially the same proportions, more than 60% of the combined voting power of the corporation resulting from any such transaction.

        Notwithstanding any other provision of the Plan to the contrary, (i) in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology; the Committee may take any action necessary to preserve the use of pooling of interests accounting; and (ii) if the Committee determines, in its discretion exercised prior to a sale or merger of the Company (whether or not in connection with a Change in Control) that in the Committee's judgment is reasonably likely to occur, that the exercise of Awards would preclude the use of pooling-of-interests accounting ("pooling") after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may (A) unilaterally cancel such Awards prior to the sale or merger in consideration for reasonably equivalent value, (B) cause the Company to pay the benefit attributable to such Awards in the form of Shares if the Committee determines that such payment would not cause the transaction to become ineligible for pooling, (C) defer the payment, distribution or exercise date of any Award, or (D) substitute another form of Award of reasonably equivalent value; in each case to the extent that the Committee determines that such cancellation, payment, deferral or substitution would not cause the transaction to become ineligible for pooling; and only in each case to the minimum extent reasonably necessary to cause the transaction to become eligible for pooling.

14. AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Award theretofore granted without the Participant's consent except as required to comply with securities, tax or other laws.

      The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of any Participant without the Participant's consent, except as provided in subsection 9(b) or subsection 12(c) or except as required to comply with securities, tax or other laws. The Committee may also substitute new Awards for Awards previously granted to Participants, including without limitation previously granted Options having higher Option prices.

15.   GENERAL PROVISIONS.

        The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Option or any SAR exceed a period of ten (10) years from the date of its grant.

        No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

        The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless the Committee shall have executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Participant.

        Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right with respect to continuance of employment by the Company or its Affiliates, nor interfere in any way with the right of the Company or its Affiliates to terminate the Participant's employment or change the Participant's compensation at any time.

        All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        Receipt of an Option or other Award shall not entitle any Participant (or Permitted Transferee) to any rights as a shareholder of the Company unless and until such Option has been exercised or such other Award shall have been paid and the Shares purchased or paid thereunder shall have been duly issued and recorded in the name of the Participant (or Permitted Transferee) on the stock transfer books of the Company; provided, however, that:

        (i) Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, dividends with respect to the number of Shares covered by the Award or interest on the amount of an Award not denominated in Shares as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested; and

        (ii) The recipient of a Restricted Stock Award shall be entitled to all rights of a shareholder of the Company upon issuance of such Restricted Stock pursuant to Section 8(b) except to the extent otherwise provided in the restrictions or other provisions of the Award Agreement pursuant to which such Restricted Stock Award is made.

        Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off or other change in corporate structure affecting the Shares, such adjustment shall be made in the aggregate number and class of Shares which may be delivered under the Plan, in the number, class and option price of Shares subject to outstanding Options granted under the Plan, and in the value of, or number or class of Shares subject to, Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Shares subject to any Award shall always be a whole number. The grant of Awards stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

        The Company shall be authorized to withhold from any Award granted or payment due under the Plan or any other amount owing from the Company to the Participant (whether or not for payment of compensation) the amount of withholding taxes due with respect to an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company shall also be authorized to accept the delivery of shares by a Participant in payment for the withholding of federal, state and local taxes up to the Participant's marginal tax rates.

        Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements.

        The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

        If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

        All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company. Successor is the result of a direct or indirect merger, consolidation, or otherwise of all the business of the Company.

        The adoption of this Plan shall not be construed to amend or terminate the Company's 1989 Stock Option Plan (the "Prior Plan") or any outstanding option or other award thereunder; and the aggregate number of Shares available under Section 4 of the Plan shall not be increased or reduced by Shares available under the Prior Plan as of the Effective Date.

16. TERM OF PLAN. No Award shall be granted pursuant to the Plan after 10 years from the Effective Date, but any Award theretofore granted may extend beyond that date.

     This Plan is adopted this first day of May, 1998. In witness whereof, the Company has caused this Plan to be executed by a duly authorized officer.

                         FACTORY CARD OUTLET CORP.


                         By:  /s/ Carol A. Travis
                             --------------------------
                         Its:  Secretary

PROXY

                           FACTORY CARD OUTLET CORP.
                ANNUAL MEETING OF STOCKHOLDERS -- JUNE 26, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby appoints Stewart M. Kasen and Charles R. Cumello or either one of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the Annual Meeting of Stockholders of Factory Card Outlet Corp. (the "Company"), to be held at 10:00 a.m., local time, on Friday, June 26, 1998, at the Company's offices at 2727 Diehl Road, Naperville, Illinois, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1) To elect the following nine (9) directors:

    Stewart M. Kasen, Charles R. Cumello, J. Bayard Kelly, Michael I. Barach, Robert C. Blattberg, Bart A. Brown, Jr., Richard A. Doppelt, William E. Freeman and James L. Nouss, Jr.

    [_] FOR all nominees listed above (except as marked to the contrary below).

    [_]   Withhold authority to vote for all nominees listed above.

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below.

________________________________________________________________________________


(2) To approve the 1998 Stock Option Plan.

          FOR [_]        AGAINST [_]     ABSTAIN [_]

(3) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the 1998 fiscal year.

          FOR [_]        AGAINST [_]     ABSTAIN [_]

(4) In their discretion, upon the transaction of such other business as may properly come before the meeting.

    All of the above as set forth in the Proxy Statement, dated May 25, 1998.

    The shares represented by this proxy will be voted on Items 1, 2, and 3 as directed by the stockholder, but if no discretion is indicated, will be voted FOR Items 1, 2, and 3.

    If you plan to attend the meeting please indicate below:

    I plan to attend the meeting [_].

                              Dated: .............................., 1998

                              ...........................................


                              ...........................................
                                          (Signature(s))

                              Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.

                                      -2-